                                                                 Exhibit 23



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

 As independent public accountants, we hereby consent to the incorporation of our reports included and incorporated by reference in this Form 10-K, into the registrant's previously filed Registration Statements on Form S-3 (Registration Nos. 2-88719, 33-2818, 33-11524, 33-19812, 33-26758, 33-33279, 33-38754,
33-45355, and 33-57756).




                                                  ARTHUR ANDERSEN & CO.




Cleveland, Ohio
March 21, 1994





                                       30